UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 30, 2004

TeraForce Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-11630	76-0471342

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1240 East Campbell Road, Richardson, Texas	75081

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (469) 330-4960

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
Reimbursement Agreement
Form of Warrant
Form of Registration Rights Agreement
Loan Agreement

Item 5. Other Events.

On July 30, 2004 our wholly-owned subsidiary, DNA Computing Solutions, Inc. (“DCS”), entered into a Loan Agreement with FirstCapital Bank (the “Loan”) whereby it can borrow up to $575,000 on a revolving basis. The Loan is secured by the fixed assets, accounts receivable and inventory of DCS and by limited guarantees provided by a group of private investors, including one of our directors. The advances under the Loan bear interest, payable monthly, at prime plus 1%. All amounts outstanding under the Loan are due January 30, 2006 but may be repaid at any time without penalty.

As consideration for providing the guarantees that secure the Loan we have entered into a Reimbursement Agreement dated July 27, 2004 with the guarantors. Pursuant to the Reimbursement Agreement and related agreements, the investors have the right to purchase up to 3,194,444 shares of our common stock for $575,000 in cash, the proceed of which will be use repay amounts outstanding under the Loan and provide for the release of the guarantees. In addition, the investors have received warrants to purchase an aggregate of 1,597,222 shares of our common stock at a price of $0.21 per share. We also have agreed to issue additional warrants for the purchase of up to 1,597,222 shares of commons stock to the investors, should we not meet certain financial objectives related to levels of outstanding debt. The warrants may be exercised at any time through July 31, 2008.

The Company has entered into registration rights agreements with each of these investors, and has agreed to file a registration statement registering the 3,194,444 shares of common stock that may be purchased by the investors upon repayment of the Note and the up to 3,194,444 shares of common stock to be issued upon the exercise of the warrants. The registration statement is to be filed no later than December 31, 2004.

These statements in “Other Events” regarding our future financial performance and results, and other statements that are not historical facts, are forward-looking statements as defined in Section 27A of the Securities Act of 1933. We use the words “may,” “will,” “expect,” “anticipate,” “estimate,” “believe,” “continue,” “intend,” “plan,” “budget,” or other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of our financial condition, and/or state other “forward-looking” information. Events may occur in the future that we are unable to accurately predict, or over which we have no control. If one or more of these uncertainties materialize, or if underlying assumptions prove incorrect, actual outcomes may vary materially from those forward-looking statements included in this Form 8-K.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Business to Be Acquired: N/A

     (b) Pro Forma Financial Information: N/A

     (c) Exhibits:

Exhibit	Description of Exhibit
4.1	Reimbursement Agreement

4.2	Form of Warrant

4.3	Form of Registration Rights Agreement

10.1	Loan Agreement dated July 30, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeraForce Technology Corporation

(Registrant)

Date: August 2, 2004	By: /s/ Herman M. Frietsch

(Signature)
Herman M. Frietsch
Chairman of the Board and CEO

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